STEIN ROE MUTUAL FUNDS

ANNUAL REPORT
SEPTEMBER 30, 1999

PHOTO OF: HANDS ON GLOBE.

STEIN ROE INTERNATIONAL EQUITY FUND

PACIFIC REGION FUND

           ASIA PACIFIC FUND

LOGO: STEIN ROE MUTUAL FUNDS
SENSIBLE RISKS. INTELLIGENT INVESTMENTS.(R)

Contents
--------------------------------------------------------------------------------
From the President................................................   1

   Stephen E. Gibson's thoughts on the equity markets and investing

Performance Summary...............................................   3

Questions & Answers...............................................   4

   An interview with Your Fund's Portfolio Managers

Portfolio of Investments..........................................   7

   A complete list of investments with market values

Financial Statements..............................................   10

   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements.....................................   13

Financial Highlights..............................................   17

   Selected per-share data

Report of Independent
Accountants.......................................................   18


                Must be preceded or accompanied by a prospectus.

FROM THE PRESIDENT
--------------------------------------------------------------------------------

TO OUR SHAREHOLDERS
I am pleased to present the first annual report for Stein Roe Asia Pacific Fund. From its inception on October 19, 1998 through September 30, 1999, your Fund provided an outstanding cumulative total return of 60.30%.

   With a diverse mix of stocks in both established and emerging Pacific Rim markets, Asia Pacific Fund was well-positioned to capitalize on this past year's rebound in many Asian countries, most notably Japan. The Fund's fiscal 1999 returns outpaced the results of the average Pacific Region mutual fund and the unmanaged Morgan Stanley Pacific Index, as shown on page 3.

RENEWED PACIFIC RIM GROWTH
Structural economic reforms, interest rate reductions and financial support provided by the International Monetary Fund (IMF) helped restore investor confidence in Asian emerging markets during the past year. Equity markets in countries that suffered in the wake of summer 1997 currency devaluations -- such as Hong Kong, Singapore, South Korea and Thailand -- bounced back.

   At Stein Roe we've always believed that long-term investors should consider allocating a portion of their portfolio to international investments. In our view, overseas developments during the past year, as well as the increased volatility of the U.S. stock market, make a solid case for maintaining a diverse global portfolio.

   On the pages that follow, the Fund's portfolio management team at Newport Pacific Management Inc. details the strategy that helped the Fund deliver attractive fiscal 1999 results.

AN OCEAN OF OPPORTUNITY
The world is an exciting, dynamic place as we enter the 21st Century; full of challenges, risks and potential rewards. While this past summer's violence in Indonesia shows the potential for political and economic chaos, the fact that multinational corporations such as General Electric and Microsoft are expanding their ownership interests in Asia bodes well for the future of the Pacific Rim, in our view.

   In 1853, U.S. Commodore Matthew Perry landed his ships in Tokyo Bay, opening up Japan to the rest of the world. Today in a few seconds, investors can electronically navigate the entire Pacific in search of opportunity. We believe more Asian companies and countries are recognizing


Photo of: Stephen E. Gibson

On November 2, 1999, Stephen E. Gibson was named President of Stein Roe Mutual Funds. Mr. Gibson is President and Chief Executive Officer of Liberty Funds Group, LLC, a part of Liberty Financial Companies Inc. Liberty Financial is Stein Roe's Boston parent organization. Mr. Gibson joined Liberty Financial in 1996 and has more than 20 years of mutual fund industry experience that includes senior management positions at Putnam Investments and Kemper Corporation.

FROM THE PRESIDENT CONTINUED
--------------------------------------------------------------------------------
that to successfully compete for investment capital, they need to adopt U.S. business practices, including credible accounting and legal standards, a focus on profit ability, effective currency risk management and shareholderfriendly corporate governance.


--------------------------------------------------------------------------------
                              IN OUR VIEW, OVERSEAS
                       DEVELOPMENTS DURING THE PAST YEAR,
                     AS WELL AS THE INCREASED VOLATILITY OF
                       THE U.S. STOCK MARKET, MAKE A SOLID
                         CASE FOR MAINTAINING A DIVERSE
                               GLOBAL PORTFOLIO.
--------------------------------------------------------------------------------


   To the extent that companies and countries do not offer people a fair opportunity to invest or earn a living, investors face added risks. Substantial market, political and currency fluctuations, and even military conflict, remain a facet of investing overseas. Overall, however, we think the world is entering the new millennium with solid prospects for long-term growth.

   At Stein Roe, we are committed to making intelligent global investments and taking sensible risks.

   Sincerely,

   /s/ Stephen E. Gibson
   Stephen E. Gibson
   President
   November 12, 1999

Foreign investments, especially emerging market investments, involve market, political, currency and accounting risks not associated with domestic securities. Regional investments may involve greater volatility than a diversified global portfolio.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                 CUMULATIVE TOTAL RETURNS THROUGH SEPT. 30, 1999
                                            THREE          SIX           LIFE
                                           MONTHS        MONTHS        OF FUND+
--------------------------------------------------------------------------------
STEIN ROE ASIA PACIFIC FUND                 7.95%         38.91%        60.30%
MSCI Pacific Index                         11.43%         22.07%        45.90%
Lipper Pacific Region Fund Average          8.35%         33.90%        59.72%
Number of Funds in Peer Group                 56            56             55
--------------------------------------------------------------------------------

+ The Fund began operating on 10/19/98. Index and Lipper life of fund performance is from 10/31/98. An expense waiver was in effect for the periods shown. Returns would have been less without the waiver. The Fund was not offered to the public during the periods shown. There is no guarantee that once the Fund is publicly sold that its performance can be sustained.

Investment Comparison
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT Oct. 19, 1998 to Sept. 30, 1999

--------------------------------------------------------------------------------
Stein Roe Asia Pacific Fund

Line Chart:
            Stein Roe            Lipper Pacific Region Fund
            Asia Pacific Fund    Average (55 funds)           MSCI Pacific Index
10/19/98    10000                10000                        10000
10/31/98    10110                10640.6                      10000
11/30/98    10490                10640.6                      10459
12/31/98    10730                10927.7                      10750
01/31/99    10300                10896.9                      10827.1
2/28/99     10440                10703.9                      10615.2
3/31/99     11541                11923.2                      11952.8
4/30/99     13481                13211.6                      12751.5
5/31/99     12931                12869.9                      11991.3
6/30/99     14851                14756                        13094.3
7/31/99     15301                15491.9                      14090.9
8/31/99     15841                15835.9                      13947.3
9/30/99     16031                15972                        14590.4

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. A fund's performance, especially for short time periods, should not be the sole factor in your investment decision. The above illustration assumes a $10,000 investment on October 19, 1998 and reinvestment of capital gains and income distributions. The MSCI Pacific Index is an unmanaged group of stocks that differs from the composition of the Fund and is not available for direct investment. Foreign investments, especially emerging market investments, involve market, political, currency and accounting risks not associated with domestic securities. The Fund was not offered to the public during the period shown. There is no guarantee that once the Fund is publicly sold that its performance can be sustained. The Fund was not included in Lipper Inc.'s Pacific region category as of 9/30/99. We anticipate that Lipper will classify the Fund in this category when it is offered to the public. Source: Lipper Inc., a monitor of mutual fund performance. Index and Lipper performance is from 10/31/98.

AN INTERVIEW WITH YOUR FUND'S PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
CHRIS LEGALLET, DAVID SMITH AND TIM TUTTLE,
PORTFOLIO MANAGERS OF ASIA PACIFIC FUND

Q: HOW HAS THE FUND PERFORMED SINCE IT BEGAN OPERATING?
LEGALLET: The Fund has done very well both on a relative and an absolute basis. The Fund's 60.30% return since it began operating on October 19, 1998 through September 30, 1999 outpaced the 59.72% return of the average fund in Lipper's Pacific Region category and the 45.90% return for the MSCI Pacific Index for the same period.*

Q: WHAT FACTORS HELPED PERFORM ANCE FOR THE FISCAL YEAR?
SMITH: Factors in both the region and in the U.S. helped performance for the period. Early in the fiscal year, the U.S. Federal Open Market Committee reduced interest rates last year, a total of 75 basis points (0.75%) and that move helped to spur or maintain growth on a worldwide basis. Lower rates in the U.S. help global growth prospects by making capital available at affordable rates of interest for companies and individuals in more distressed economies where cash might only be available at very high rates of interest or not at all.
   Interest rates have also been declining sharply within the Pacific Rim, particularly in Hong Kong and Singapore, providing strong liquidity in the region. In addition, some government intervention and corporate restructuring has actually taken place, particularly in Japan, and that has helped boost investor confidence in the region. The International Monetary Fund (IMF) has also helped stabilize some of the Pacific Rim countries by offering IMF loans.

Q: WERE THERE PARTICULAR COUNTRIES OR COMPANIES THAT DID EXCEPTIONALLY WELL?
TUTTLE: Performance was strong across the board. At Newport, we like to invest in what we consider to be the best run companies in the best economies in the region. Singaporean financial companies, some of the


Photos of: Chris Legallet, David Smith and Tim Tuttle.

Q&A CONTINUED
--------------------------------------------------------------------------------
best-run companies in the region, if not the world, such as DBS Group Holdings Ltd. (3.1% of net assets) performed particularly well, as did Japanese consumer and non-bank financials such as Ryohin Keikaku and Shohkoh Fund (2.0% and 1.9% of net assets, respectively).

Q: WERE THERE ANY DISAPPOINTMENTS?
SMITH: Our asset allocation to Japan, which did exceptionally well, was lower than the MSCI Pacific Index throughout the period, and this detracted from the Fund's results. This underweighting was mitigated to an extent by strong stock selections within Japan.

Q: DID THE INDONESIAN CRISIS IMPACT THE FUND AT ALL?
LEGALLET: No. We had no holdings in that country. As previously mentioned, we are long-term investors who seek to invest in the best-managed companies and countries in the region. The poor political environment in Indonesia has prevented us from making investments there. The crisis there, in our mind, underlines the importance of sticking with quality companies.

Q: CHINA HAS ENORMOUS GROWTH POTENTIAL. WHAT HAPPENED THERE OVER THE LAST YEAR?
TUTTLE: China continues to strive toward a more market-oriented economy from a centrally planned one. Interest rates have gone down and exports have started to revive, helping to reduce speculation about a possible Renmimbi devaluation. China has also given more weight to certain rights of private businesses and their foreign exchange reserves stand at $150 billion, the second highest level in the world, according to the Chinese government.

Q: WHAT'S YOUR OUTLOOK?
SMITH: We are enthusiastic about the region. While we don't expect to repeat the dramatic gains made from the lows of September 1998, we do expect Japan to keep moving forward with reforms.
   There are always risks involved with investing overseas, including political turmoil. The potential pitfalls notwithstanding, we believe the region offers much potential and we look forward to the Asian consumer coming back in a meaningful way as confidence continues to increase.


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENTS RETURN WILL VARY, SO YOU MAY HAVE GAIN OR LOSS WHEN YOU SELL SHARES. Total return includes changes in share price and reinvestment of income and capital gains distributions. An expense waiver was in effect for the periods shown. Returns would have been less without the waiver. Portfolio holdings are as of 9/30/99 and are subject to change. The unmanaged MSCI Pacific Index differs from the composition of any Stein Roe fund; the Index is not available for direct investment. Foreign investments, especially emerging market investments, involve market, political, currency and accounting risks not associated with domestic securities. Source: Lipper Inc.

* The Fund was not offered to the public during the period. There is no guarantee that once the Fund is publicly sold that its performance can be sustained.

Fund Highlights
--------------------------------------------------------------------------------
                               Asia Pacific Fund

                      TOP 10 HOLDINGS AS OF SEPT. 30, 1999
--------------------------------------------------------------------------------
COMPANY                % OF NET ASSETS      COUNTRY                     INDUSTRY
China Telecom                      5.1%     Hong Kong                    Telecom
Hutchison Whampoa Ltd.             3.7%     Hong Kong               Conglomerate
HSBC Holdings                      3.4%     Hong Kong                    Banking
Hong Kong and China Gas            3.2%     Hong Kong                    Utility
DBS Group Holdings Ltd.            3.1%     Singapore                    Banking
Dah Sing Financial                 3.0%     Hong Kong                    Banking
Matsushita Communications          2.8%     Japan                        Telecom
Hang Seng Bank Ltd.                2.8%     Hong Kong                    Banking
Oversea-Chinese Banking            2.7%     Singapore                    Banking
Cheung Kong Holdings               2.7%     Hong Kong                   Property
--------------------------------------------------------------------------------

                            2

Japan - 37.7%
South Korea - 2.1%
Thailand 0.7%
Hong Kong/China - 42.8%
Singapore - 13.8%
Philippines - 0.7%
Australia - 2.2%

Weightings expressed as a percentage of total investments.

Investment Portfolio
--------------------------------------------------------------------------------
Portfolio of Investments at September 30, 1999
(In thousands)


COMMON STOCKS - 95.7%                         COUNTRY       SHARES         VALUE
--------------------------------------------------------------------------------
CONSTRUCTION - 0.5%
   SPECIAL TRADE CONTRACTORS
   Zhejiang Expressway Co., Ltd.........           HK          126   $        20
                                                                        --------

FINANCE, INSURANCE & REAL ESTATE - 40.1%
   DEPOSITORY INSTITUTIONS - 15.0%
   Dah Sing Financial...................           HK           30           122
   DBS Group Holdings Ltd...............           Si           11           123
   HSBC Holdings PLC (a)................           HK           12           138
   Hang Seng Bank Ltd...................           HK           11           111
   Oversea-Chinese Banking Corp., Ltd...           Si           14           109
                                                                        --------
                                                                             603
                                                                        --------
   FINANCIAL SERVICES - 0.5%
   Aeon Credit Service Co., Ltd.........           Ja          (b)            22
                                                                        --------

   HOLDING COMPANIES - 8.6%
   Citic Pacific Ltd....................           HK           30            83
   Dickson Concepts International Ltd...           HK           36            28
   Hutchison Whampoa Ltd................           HK            8           149
   Singapore Technologies Engineering Ltd.         Si           66            84
                                                                        --------
                                                                             344
                                                                        --------
   INSURANCE CARRIERS - 1.2%
   AXA China Region Ltd.................           HK           72            47
                                                                        --------

   NONDEPOSITORY CREDIT INSTITUTIONS - 5.4%
   Acom Co., Ltd........................           Ja          (b)            39
   Aiful Corp...........................           Ja          (b)            51
   Shohkoh Fund.........................           Ja          (b)            75
   Takefuji Corp........................           Ja          (b)            50
                                                                        --------
                                                                             215
                                                                        --------
   REAL ESTATE - 9.4%
   Cheung Kong Holdings Ltd.............           HK           13           108
   China Resources Enterprises Ltd......           HK           46            63
   City Developments Ltd................           Si           16            81
   SM Prime Holdings, Inc...............           Ph          148            25
   Sun Hung Kai Properties Ltd..........           HK           13            99
                                                                        --------
                                                                             376
                                                                        --------
MANUFACTURING - 23.7%
   APPAREL - 1.6%
   Esprit Holdings Ltd..................           HK           68            63
                                                                        --------

   CHEMICALS & ALLIED PRODUCTS - 1.9%
   Fujimi, Inc..........................           Ja          (b)            21
   Takeda Chemical Industries Ltd.......           Ja            1            54
                                                                        --------
                                                                              75
                                                                        --------
   COMMUNICATIONS EQUIPMENT - 4.6%
   Matsushita Communication Industrial Co.         Ja            1           111
   Sony Corp............................           Ja            1            75
                                                                        --------
                                                                             186
                                                                        --------

Investment Portfolio  Continued
--------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)                   COUNTRY       SHARES         VALUE
--------------------------------------------------------------------------------
MANUFACTURING - CONT.
   ELECTRICAL INDUSTRIAL EQUIPMENT - 4.2%
   Nidec Corp...........................           Ja          (b)          $ 76
   Sodick Co., Ltd. (c).................           Ja           10            93
                                                                        --------
                                                                             169
                                                                        --------
   FOOD & KINDRED PRODUCTS - 3.2%
   Foster's Brewing Group Ltd. .........           Au           13            38
   Ito En Ltd...........................           Ja            1            54
   Kirin Brewery Co., Ltd...............           Ja            3            36
                                                                        --------
                                                                             128
                                                                        --------
   HOUSEHOLD APPLIANCES - 0.6%
   Guangdong Kelon Electric Holdings, Class H      HK           23            23
                                                                        --------

   MACHINERY & COMPUTER EQUIPMENT - 1.9%
   Canon, Inc...........................           Ja            1            29
   Union Tool...........................           Ja            1            49
                                                                        --------
                                                                              78
                                                                        --------
   MEASURING & ANALYZING INSTRUMENTS - 1.5%
   China Hong Kong Photo Products  Holdings Ltd.   HK          230            28
   Terumo Corp..........................           Ja            1            31
                                                                        --------
                                                                              59
                                                                        --------
   MISCELLANEOUS MANUFACTURING - 1.2%
   Austrim Ltd..........................           Au           27            48
                                                                        --------

   PRINTING & PUBLISHING - 2.3%
   Singapore Press Holdings Ltd.........           Si            6            92
                                                                        --------

   NONMETALLIC, EXCEPT FUELS - 0.7%
   Eastern Water Resources Development &
     Management Ltd. - Foreign Shares...           Th           33            27
                                                                        --------

RETAIL TRADE - 5.8%
   GENERAL MERCHANDISE STORES - 2.9%
   Don Quijote Co., Ltd.................           Ja          (b)            36
   Ryohin Keikaku Co., Ltd..............           Ja          (b)            40
   Ryohin Keikaku Co., Ltd. - New Shares           Ja          (b)            41
                                                                        --------
                                                                             117
                                                                        --------
   HOME FURNISHINGS & EQUIPMENT - 1.9%
   Yamada Denki Co......................           Ja            1            77
                                                                        --------

   RESTAURANTS - 1.0%
   Cafe de Coral Holdings Ltd...........           HK          93             41
                                                                        --------

SERVICES - 6.7%
   AMUSEMENT & RECREATION - 0.5%
   People Co., Ltd......................           Ja          (b)            18
                                                                        --------

   AUTO REPAIR, RENTAL & PARKING - 1.9%
   Park 24 Co., Ltd.....................           Ja            1            76
                                                                        --------

Investment Portfolio  Continued
--------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)                   COUNTRY       SHARES         VALUE
--------------------------------------------------------------------------------
SERVICES - CONT.
   COMPUTER RELATED SERVICES - 4.3%
   Bellsystem 24, Inc...................           Ja          (b)          $ 67
   Datacraft Asia Ltd...................           Si            9            40
   Diamond Computer Services Co.........           Ja            1            29
   Orix Corp............................           Ja          (b)            37
                                                                        --------
                                                                             173
                                                                        --------
TRANSPORTATION, COMMUNICATION, ELECTRIC
GAS & SANITARY SERVICES - 13.3%
   ELECTRIC SERVICES - 2.1%
   CLP Holdings Ltd.....................           HK            8            35
   Korea Electric Power Corp., ADR......           Ko            3            51
                                                                        --------
                                                                              86
                                                                        --------
   GAS SERVICES - 3.3%
   Hong Kong and China Gas Co., Ltd.....           HK           97           130
                                                                        --------

   TELECOMMUNICATION - 7.9%
   China Telecom Ltd. (a) (c)...........           HK           66           204
   Korea Telecom Corp., ADR (c).........           Ko            1            30
   NTT Data Communications Systems Co...           Ja          (b)            45
   Nippon Telegraph & Telephone Corp....           Ja          (b)            37
                                                                        --------
                                                                             316
                                                                        --------
WHOLESALE TRADE - 5.6%
   DURABLE GOODS
   Johnson Electric Holdings Ltd........           HK           12            58
   Li & Fung Ltd........................           HK           30            91
   Softbank Corp........................           Ja          (b)            76
                                                                        --------
                                                                             225
                                                                        --------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (cost of $2,535)(d)...                                   3,834
                                                                        --------
OTHER ASSETS & LIABILITIES, NET  - 4.3%.                                     172
                                                                        --------
NET ASSETS - 100%.......................                                 $ 4,006
                                                                        ========

--------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

(a) The value of this security represents fair value as determined in good faith under the directions of the Trustees.

(b)  Rounds to less than one.

(c)  Non-income producing.

(d)  Cost for federal income tax purposes is $2,768.

SUMMARY OF SECURITIES
BY COUNTRY                       COUNTRY        VALUE   % OF TOTAL
----------                       -------     --------     --------
Hong Kong                           HK         $1,641         42.8
Japan                               Ja          1,445         37.7
Singapore                           Si            529         13.8
Australia                           Au             86          2.2
South Korea                         Ko             81          2.1
Thailand                            Th             27          0.7
Philippines                         Ph             25          0.7
                                             --------     --------
                                               $3,834        100.0

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

                        ADR - American Depository Receipt

See notes to financial statements.

Stein Roe Asia Pacific Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
September 30, 1999
(In thousands except for per share amounts and footnotes)


ASSETS
Investments at value (cost $2,535)...............                        $ 3,834
Cash including foreign currencies (cost $193)....           $ 194
Receivable for:
   Expense reimbursement due from Advisor........              24
   Dividends.....................................               3            221
                                                            -----        -------
   Total Assets..................................                          4,055

LIABILITIES
Payable for:
Investments purchased............................              21
Accrued:
   Management fee................................               2
   Bookkeeping fee...............................               3
   Other.........................................              23
                                                            -----
     Total Liabilities...........................                             49
                                                                         -------
   NET ASSETS....................................                        $ 4,006
                                                                         =======

Net asset value & redemption price per share ($4,006/250)                $ 16.03
                                                                         -------
COMPOSITION OF NET ASSETS
Capital paid in..................................                        $ 2,500
Undistributed net investment income..............                             40
Accumulated net realized gain....................                            166
Net unrealized appreciation on:
   Investments...................................                          1,299
   Foreign currency transactions.................                              1
                                                                         -------
                                                                         $ 4,006
                                                                         =======

See notes to financial statements.

Stein Roe Asia Pacific Fund
--------------------------------------------------------------------------------
Statement of Operations
For the Period Ended September 30, 1999 (a)
(in thousands)

INVESTMENT INCOME
Dividends........................................                       $     48
Interest.........................................                             12
                                                                        --------
   Total Investment Income (net of nonreclaimable foreign
     taxes withheld at source which amounted to $5)                           60

EXPENSES
Management fee...................................           $  27
Administration fee...............................               4
Transfer agent fee...............................               7
Bookkeeping fee..................................              24
Trustees fee.....................................              10
Custodian fee....................................              11
Audit fee........................................              18
Legal fee........................................               4
Reports to shareholders..........................               3
Organizational costs.............................               6
Other............................................               3
                                                         --------
                                                              117
Fees and expenses waived or borne by the Advisor.             (58)

Custody credits earned...........................              (2)            57
                                                         --------       --------
   Net Investment Income.........................                              3
                                                                        --------
NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
Investments......................................             210
Foreign currency transactions....................              (7)
                                                         --------
Net Realized Gain................................                            203
Net change in unrealized appreciation/depreciation
   during the period on:
   Investments...................................           1,299
   Foreign currency transactions.................               1          1,300
                                                         --------       --------
Net Change in Unrealized Appreciation/Depreciation
   Net Gain......................................                          1,503
                                                                        --------
Increase in Net Assets from Operations...........                        $ 1,506
                                                                        ========

(a)  The Fund commenced investment operations on October 19, 1998.

See notes to financial statements.

Stein Roe Asia Pacific Fund
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
(in thousands)

                                                               PERIOD ENDED
                                                          SEPTEMBER 30, 1999 (A)
                                                          ---------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income............................................        $     3
Net realized gain................................................            203
Net change in unrealized appreciation/depreciation...............          1,300
                                                                         -------
   Net Increase from Operations..................................          1,506
                                                                         -------

Fund Share Transactions:
Receipts for shares sold.........................................          2,500
                                                                         -------

Net Increase from Fund Share
   Transactions..................................................          2,500
                                                                         -------
     Total Increase..............................................          4,006

NET ASSETS
Beginning of period..............................................             --
                                                                         -------
End of period (including undistributed net investment income of $40)     $ 4,006
                                                                         -------

NUMBER OF FUND SHARES
Sold.............................................................            250
                                                                         =======

(a) The Fund commenced investment operations on October 19, 1998.

See notes to financial statements.

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES
ORGANIZATION: Stein Roe Asia Pacific Fund (the Fund), a series of Liberty-Stein Roe Funds Investment Trust (the "Trust"), formerly Stein Roe Investment Trust, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek growth of capital by investing in the common stocks and equity-related securities of medium to large capitalization growth companies located in Asia and the Pacific Basin.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS: Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices. In certain countries, the Fund may hold foreign designated shares. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. Korean equity securities that have reached the limit for aggregate foreign ownership and for which premiums to the local exchange prices may be paid by foreign investors are valued by applying a broker quoted premium to the local share price. In addition, if the values of foreign securities have been materially affected by events occurring after the closing of a foreign market, the foreign securities may be valued at their fair value under procedures approved by the Trustees.

   Forward currency contracts are valued based on the weighted value of the contracts with similar maturities.

   Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

   The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates.

   Security transactions are accounted for on the date the securities are purchased, sold or mature.

Notes to Financial Statements continued

   Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

   FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

   Distributions to shareholders: Distributions to shareholders are recorded on the ex-date.

   The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

   FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes the gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

   The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

   FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

Notes to Financial Statements continued

   OTHER: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonreclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

   The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

   The Fund has an agreement with its custodian bank under which custodian fees were reduced by balance credits of $1,552 applied during the period ended September 30, 1999. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such an agreement.

================================================================================

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
MANAGEMENT FEE: Stein Roe & Farnham Incorporated (the Advisor) an indirect, wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty") is the investment Advisor of the Fund and receives a monthly fee equal to 0.95% annually of the Fund's average net assets. Newport Fund Management, Inc. has been engaged as sub-advisor to provide investment advisory services to the Fund, subject to overall management by the Advisor.

   ADMINISTRATION FEE: The Fund pays a separate administrative fee to the Advisor equal to 0.15% of average daily net assets.

   BOOKKEEPING FEE: The Advisor also provides fund accounting services for a monthly fee equal to $25,000 annually plus 0.025% of the Fund's average net assets over $50 million.

   TRANSFER AGENT: SteinRoe Services, Inc. (the Transfer Agent), a direct, wholly-owned subsidiary of Liberty Financial Companies, provides shareholder services for a monthly fee equal to 0.22% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

   EXPENSE LIMITS: The Advisor has agreed to reimburse the Fund to the extent that expenses exceed 2.00% of average annual net assets. This commitment expires January 31, 2000.

Notes to Financial Statements continued

   OTHER: Certain officers and trustees of the Trust are also officers of the Advisor. No remuneration was paid to any trustee as officer of the Trust who is affiliated with the Advisor.

================================================================================

   NOTE 3. PORTFOLIO INFORMATION
INVESTMENT ACTIVITY: During the period ended September 30, 1999, purchases and sales of investments, other than short-term obligations, were $3,226,132 and $902,630, respectively.

   Unrealized appreciation (depreciation) at September 30, 1999, based on cost of investments for federal income tax purposes was:

Gross unrealized
  appreciation             $1,132,409
Gross unrealized
  depreciation                (66,369)
                           ----------
Net unrealized
  appreciation             $1,066,040
                           ==========

   OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

   The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

================================================================================

NOTE 4.  SHORT-TERM DEBT
To facilitate portfolio liquidity, the Fund maintains borrowing arrangements under which it can borrow against portfolio securities. The Fund had no borrowings during the period ended September 30, 1999.

================================================================================

NOTE 5.  OTHER RELATED PARTY TRANSACTIONS
At September 30, 1999, Liberty Financial Companies, Inc. owned 100.0% of the Fund's outstanding shares.

Financial Highlights
--------------------------------------------------------------------------------

Stein Roe Asia Pacific Fund


Selected per share data, total return, ratios and supplemental data throughout each period are as follows:

                                                               PERIOD ENDED
                                                          SEPTEMBER 30, 1999 (B)
                                                          ---------------------
NET ASSET VALUE - BEGINNING OF PERIOD...........................        $ 10.000
                                                                        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)(c)....................................           0.011
Net realized and unrealized gain................................           6.019
                                                                        --------
   Total from Investment Operations.............................           6.030
                                                                        --------
Net asset value -  End of period................................        $ 16.030
                                                                        ========

Total return (d)(e).............................................          60.30%
                                                                        --------
RATIOS TO AVERAGE NET ASSETS
Expenses (f)(g).................................................           2.00%
Net investment income (f)(g)....................................           0.10%
Fees and expenses waived or borne by the Advisor (f)(g).........           2.05%
Portfolio turnover (e)..........................................             31%
Net assets at end of period (000)...............................        $  4,006

(a)  Net of fees and expenses waived or borne by the Advisor
     which amounted to:                                                 $  0.232

(b)  The Fund commenced investment operations on October 19, 1998.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized

(f) The benefits derived from custody credits and directed brokerage arrangements had an impact of 0.05% and $0.006 per share.

(g)  Annualized.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Liberty-Stein Roe
    Funds Investment Trust and the
    Shareholders of Stein Roe
    Asia Pacific Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Stein Roe Asia Pacific Fund (the "Fund") (a series of Liberty-Stein Roe Funds Investment Trust, formerly Stein Roe Investment Trust) at September 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period from October 18, 1998 (commencement of operations) to September 30, 1999, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of portfolio positions at September 30, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
November 12, 1999

A Guide to SteinRoe Services
--------------------------------------------------------------------------------

We encourage you to take advantage of our free shareholder services. If you would like additional information about how to establish or use a Stein Roe service, just call us at 800-338-2550.


PURCHASES
In addition to sending us a check or wire to purchase additional fund shares, you can take advantage of these convenient automatic services:

  o Automatic Investment Plan -- Make regular investments ($50 minimum) in your Stein Roe account directly from your bank checking account. You select monthly, quarterly, semiannual or annual purchases.

  o Special Investments -- Purchase shares by telephone and pay for them by electronic transfer from your bank checking account.

EXCHANGES

  o Telephone Exchange -- Call us to exchange $50 or more from your existing account in one Stein Roe fund to an identically registered existing account in another Stein Roe fund. You receive this service when you open a Stein Roe fund account, unless you elect not to.*

  o Automatic Exchange -- Stein Roe will regularly exchange shares from your account in one Stein Roe fund to your account in another. You select twice-monthly, monthly, quarterly, semiannual or annual exchanges.

REDEMPTIONS

  o Telephone Redemption by Check -- Call to redeem $1,000 or more from your account. A check will be sent to your registered address. You automatically receive this service when you open a Stein Roe account, unless you elect not to.

  o Telephone Redemption by Wire -- Redeem shares by phone from your account ($1,000 minimum) and wire the proceeds to your bank checking account. A small fee for wiring proceeds will be deducted from the amount wired.

  o Special Redemption Option -- If you do not want to pre-schedule your redemptions, you can redeem shares by telephone ($50 minimum/ $100,000 maximum) and have the proceeds sent directly to your bank checking account.

  o Automatic Redemption Plan -- Redeem either a fixed dollar or share amount, or a fixed percentage of your account automatically on a schedule you establish. You select monthly, quarterly, semiannual or annual withdrawals ($50 minimum/ $100,000 maximum), and the proceeds are sent either to your bank checking account or to an address you specify.

  o Money Market Fund Check Writing -- Write checks for $50 or more on your money market fund account.

* Stein Roe reserves the right to discontinue or modify the exchange privilege, and certain restrictions apply. Please refer to your prospectus for details.

To Contact Us. . .
--------------------------------------------------------------------------------

BY PHONE 800-338-2550

You can discuss your investment questions with a Stein Roe account representative by calling us toll free. We'll be happy to answer questions about your current account, or to provide you with information about opening a Stein Roe account, including Stein Roe Traditional, Roth and Education IRAs. We're available seven days a week, from 7 a.m. to 7 p.m. weekdays and from 9 a.m. to 1 p.m. Saturday and Sunday (Central time).


STEIN ROE'S FUNDS-ON-CALL(R)
24-HOUR SERVICE LINE
Using a touch-tone phone, call our toll-free number, day or night, for your current account balance, the latest Stein Roe Fund prices and yields and other information. In addition, if you have a Personal Identification Number (PIN), you may place orders for the following transactions 24 hours a day:

o Exchange shares between your Stein Roe accounts;

o Purchase fund shares by electronic transfer;

o Order additional account statements and money market fund checks;

o Redeem shares by check, wire or electronic transfer.


RETIREMENT PLAN ACCOUNTS
Call us for information about how we can assist you with your defined contribution plan, including 401(k) plans. You can reach us toll free at 800-322-1130. For information on Traditional, Roth and Education IRA plans, call us toll free at 800-338-2550.


BY MAIL OR E-MAIL

If you prefer to contact us by mail, please address all correspondence to: P.O. Box 8900, Boston, MA 02205-8900. To contact us by e-mail, send correspondence directly to: comments@steinroe.com or visit us at www.steinroe.com on the Internet.


Must be preceded or accompanied by a prospectus.

INVESTMENT TRUST
--------------------------------------------------------------------------------

TRUSTEES
John A. Bacon Jr. Private Investor
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial Officer,
  United Airlines
Janet Langford Kelly
Vice President-Corporate Development, General
  Counsel and Secretary, Kellogg Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners


OFFICERS
Stephen E. Gibson, President
William D. Andrews, Executive Vice President
Loren A. Hansen, Executive Vice President
Kevin M. Carome, Executive Vice President,
  Assistant Secretary
Timothy Jacoby, Senior Vice President
Christine Balzano, Vice President
David Brady, Vice President
Daniel Cantor, Vice President
J. Kevin Connaughton, Vice President, Treasurer
William Garrison, Vice President
Erik Gustafson, Vice President
Harvey Hirschhorn, Vice President
Gail D. Knudsen, Vice President, Controller
Lynn C. Maddox, Vice President
Mary D. Mackenzie, Vice President
Art McQueen, Vice President
Nicholas Norton, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Heidi J. Walter, Vice President, Secretary
Michael Fisher, Assistant Treasurer


AGENTS AND ADVISORS
Stein Roe & Farnham Incorporated
Investment Advisor
Newport Pacific Management Inc.
Subadvisor
State Street Bank and Trust Company
Custodian
SteinRoe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Fund
PricewaterhouseCoopers LLP
Independent Accountants

THE STEIN ROE MUTUAL FUNDS

FIXED INCOME FUNDS
Cash Reserves Fund
Municipal Money Market Fund
Intermediate Municipals Fund
Managed Municipals Fund
High-Yield Municipals Fund
Intermediate Bond Fund
Income Fund
High Yield Fund

EQUITY FUNDS
Balanced Fund
Growth & Income Fund
Disciplined Stock Fund
Growth Stock Fund
Young Investor Fund
Midcap Growth Fund
Large Company Focus Fund
Capital Opportunities Fund
International Fund
Small Company Growth Fund


                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                              Boston, MA 02205-8900
                      Financial Advisors call: 800-322-0593
                         Shareholders call: 800-338-2550
                                www.steinroe.com

                         Liberty Funds Distributor, Inc.

                                                                     AP11A 11/99